SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
February 1, 2007
Date of Report (Date of earliest event reported)
McKESSON CORPORATION
(Exact name of registrant as specified in its charter)

1-13252	Delaware	94-3207296

(Commission File Number)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
McKesson Plaza
One Post Street, San Francisco, CA 94104
Address of Principal Executive Offices
Registrant’s telephone number, including area code: (415) 983-8300
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     McKesson Corporation (the “Company”) is filing this Form 8-K to provide disclosures regarding the effect of its sales of its Acute Care supply business and a small wholly owned subsidiary, Pharmaceutical Buyers Inc. (“PBI”). These businesses have been reclassified as discontinued operations in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. Under regulations of the Securities and Exchange Commission (the “SEC”), these reclassifications must be reflected in the previously issued financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2006 (the “2006 Form 10-K”) if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended. The information included in this Form 8-K affects only disclosures related to the Acute Care supply business and PBI contained in the 2006 Form 10-K. Other than modifications to reflect the classification of discontinued operations, no other disclosures in the 2006 Form 10-K, including forward-looking statements, have been revised or updated for any other events or circumstances that have occurred after the date of the filing of the 2006 Form 10-K and our outlook at that time. For information regarding such events or circumstances, you should refer to our periodic reports filed with the SEC after the filing of the 2006 Form 10-K.
     As described in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, we sold our Medical-Surgical Solutions segment’s Acute Care supply business to Owens & Minor, Inc. on September 30, 2006. Also during the same quarter, we sold PBI. The results of PBI, which were previously included in our Pharmaceutical Solutions segment, were not material to the Company’s consolidated financial statements. In accordance with SFAS No. 144, financial results for these businesses are classified as discontinued operations for all periods presented in the Company’s consolidated financial statements.
     Accordingly, we are providing the required information about the dispositions of these businesses that give effect to the classification of discontinued operations as they relate to prior periods. Exhibit 99(a) reflects changes to Item 1 (description of business), schedule II and the five-year highlights of the 2006 Form 10-K as a result of these dispositions. Exhibit 99(b) contains the complete Management’s Discussion & Analysis and consolidated financial statements from the 2006 Form 10-K adjusted to present these dispositions as discontinued operations. These financial statements, which have been conformed to the financial statement presentation of the Acute Care supply business and PBI as discontinued operations in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, are our historical financial statements.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits

12	Computation of ratio of earnings to fixed charges previously included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2006

23	Consent of Deloitte & Touche LLP

99(a)	Description of business, schedule II and five-year highlights reflecting the fiscal 2007 second quarter business dispositions as discontinued operations

99(b)	Management’s discussion and analysis of the 2006 Form 10-K and audited consolidated financial statements conformed to reflect the fiscal 2007 second quarter business dispositions as discontinued operations
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

McKesson Corporation
Dated: February 1, 2007	/s/ Jeffrey C. Campbell
Jeffrey C. Campbell
Executive Vice President and Chief Financial Officer

McKesson Corporation
Index to Exhibits 99(a) and 99(b)

Page
Exhibit 99(a)

Description of Business, Schedule II and Five-Year Highlights Reflecting the Fiscal 2007 Second Quarter Business Dispositions as Discontinued Operations

Item 1. Business	1

Schedule II	8

Five-Year Highlights	9

Exhibit 99(b)

Management’s Discussion and Analysis of the 2006 Form 10-K and Audited Consolidated Financial Statements Conformed to Reflect the Fiscal 2007 Second Quarter Business Dispositions as Discontinued Operations

General	1

Results of Operations	2

Critical Accounting Policies and Estimates	13

Financial Condition, Liquidity, and Capital Resources	18

Market Risks	21

Related Party Balances and Transactions	21

New Accounting Pronouncements	21

Factors Affecting Forward-Looking Statements	22

Additional Factors that May Affect Future Results	22

Report of Independent Registered Public Accounting Firm	29

Consolidated Financial Statements:

Consolidated Statements of Operations	30

Consolidated Balance Sheets	31

Consolidated Statements of Stockholders’ Equity	32

Consolidated Statements of Cash Flows	33

Financial Notes	34

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